Exhibit 99.1

Essent Group Ltd. Announces First Quarter 2025 Results and Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--May 9, 2025--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended March 31, 2025 of $175.4 million or $1.69 per diluted share, compared to $181.7 million or $1.70 per diluted share for the quarter ended March 31, 2024.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.31 per common share. The dividend is payable on June 10, 2025, to shareholders of record on May 30, 2025.

“We are pleased with our first quarter 2025 financial results, as we continue to benefit from favorable credit performance, elevated portfolio persistency and higher investment income,” said Mark A. Casale, Chairman and Chief Executive Officer. “We remain confident in our ability to continue to generate high-quality earnings and grow book value per share.”
Financial Highlights:
•New insurance written for the first quarter of 2025 was $9.9 billion, compared to $12.2 billion in the fourth quarter of 2024 and $8.3 billion in the first quarter of 2024.

•Insurance in force as of March 31, 2025 was $244.7 billion, compared to $243.6 billion as of December 31, 2024 and $238.5 billion as of March 31, 2024.

•Net investment income for the first quarter of 2025 was $58.2 million, up 12% from the first quarter of 2024.

•During the first quarter of 2025, Essent entered into two forward quota share transactions with highly rated third-party reinsurers. These quota share agreements cover 25% of the risk of all eligible policies written by Essent Guaranty, Inc. in calendar years 2025 and 2026.

•In April, Essent entered into two excess of loss transactions, effective July 1 of each year, with panels of highly rated third-party reinsurers covering 20% of all eligible policies written by Essent Guaranty, Inc. in calendar years 2025 and 2026.

•Year-to-date through April 30th, Essent has repurchased 3.9 million common shares for approximately $218 million. As of April 30th, $429 million dollars remains under the $500 million dollar repurchase plan authorized by the Board in February 2025.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers or the loss of a significant customer; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs; decline in the volume of low down payment mortgage originations; uncertainty of loss reserve estimates; decrease in the length of time our insurance policies are in force; deteriorating economic conditions; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission on February 19, 2025, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.
About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) offering private mortgage insurance, reinsurance, and title insurance and settlement services to serve the housing finance industry. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.

Media Contact
610.230.0556
media@essentgroup.com

Investor Relations Contact
Philip Stefano
Vice President, Investor Relations
855-809-ESNT
ir@essentgroup.com

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended March 31, 2025

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data
Exhibit D	U.S. Mortgage Insurance Portfolio Historical Quarterly Data
Exhibit E	New Insurance Written - U.S. Mortgage Insurance Portfolio
Exhibit F	Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio
Exhibit G	Other Risk in Force
Exhibit H	U.S. Mortgage Insurance Portfolio Vintage Data
Exhibit I	U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
Exhibit J	U.S. Mortgage Insurance Portfolio Geographic Data
Exhibit K	Rollforward of Defaults and Reserve for Losses and LAE - U.S. Mortgage Insurance Portfolio
Exhibit L	Detail of Reserves by Default Delinquency - U.S. Mortgage Insurance Portfolio
Exhibit M	Investments Available for Sale
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Historical Quarterly Segment Information

		Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended March 31,
(In thousands, except per share amounts)	2025	2024
Revenues:
Direct premiums written	$272,394	$268,931
Ceded premiums	(34,123)	(30,391)
Net premiums written	238,271	238,540
Decrease in unearned premiums	7,577	7,050
Net premiums earned	245,848	245,590
Net investment income	58,210	52,085
Realized investment gains (losses), net	(181)	(1,140)
Income (loss) from other invested assets	7,408	(1,915)
Other income	6,273	3,737
Total revenues	317,558	298,357

Losses and expenses:
Provision for losses and LAE	31,287	9,913
Other underwriting and operating expenses	71,124	66,840
Interest expense	8,148	7,862
Total losses and expenses	110,559	84,615

Income before income taxes	206,999	213,742
Income tax expense	31,566	32,023
Net income	$175,433	$181,719

Earnings per share:
Basic	$1.71	$1.72
Diluted	1.69	1.70

Weighted average shares outstanding:
Basic	102,881	105,697
Diluted	103,946	106,770

Net income	$175,433	$181,719

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	71,738	(21,766)
Total other comprehensive income (loss)	71,738	(21,766)
Comprehensive income	$247,171	$159,953

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,
(In thousands, except per share amounts)	2025	2024
Assets
Investments
Fixed maturities available for sale, at fair value	$5,345,409	$5,112,697
Short-term investments available for sale, at fair value	536,950	764,024
Total investments available for sale	5,882,359	5,876,721
Other invested assets	321,858	303,900
Total investments	6,204,217	6,180,621
Cash	208,066	131,480
Accrued investment income	42,296	43,732
Accounts receivable	53,127	55,564
Deferred policy acquisition costs	9,663	9,653
Property and equipment	43,214	41,871
Prepaid federal income tax	487,356	489,600
Goodwill and acquired intangible assets, net	79,206	79,556
Other assets	77,566	79,572
Total assets	$7,204,711	$7,111,649

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$356,653	$328,866
Unearned premium reserve	108,406	115,983
Net deferred tax liability	414,772	392,428
Senior notes due 2029, net	494,294	493,959
Other accrued liabilities	171,280	176,755
Total liabilities	1,545,405	1,507,991

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 102,495 shares in 2025 and 105,015 shares in 2024	1,537	1,575
Additional paid-in capital	1,055,340	1,214,956
Accumulated other comprehensive loss	(232,246)	(303,984)
Retained earnings	4,834,675	4,691,111
Total stockholders' equity	5,659,306	5,603,658

Total liabilities and stockholders' equity	$7,204,711	$7,111,649

Return on average equity (1)	12.5%	13.6%

(1) The 2025 return on average equity is calculated by dividing annualized year-to-date 2025 net income by average equity. The 2024 return on average equity is calculated by dividing full year 2024 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data

	2025	2024
Selected Income Statement Data	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$218,125	$211,683	$214,119	$217,513	$212,479
GSE and other risk share	15,505	16,180	17,130	17,745	17,826
Title insurance	12,218	16,602	17,687	16,633	15,285
Net premiums earned	245,848	244,465	248,936	251,891	245,590
Net investment income	58,210	56,559	57,340	56,086	52,085
Realized investment gains (losses), net	(181)	(114)	68	(1,164)	(1,140)
Income (loss) from other invested assets	7,408	6,889	2,820	(419)	(1,915)
Other income (1)	6,273	7,228	7,414	6,548	3,737
Total revenues	317,558	315,027	316,578	312,942	298,357

Losses and expenses:
Provision (benefit) for losses and LAE	31,287	40,975	30,666	(334)	9,913
Other underwriting and operating expenses	71,124	70,951	66,881	66,202	66,840
Interest expense	8,148	8,151	11,457	7,849	7,862
Total losses and expenses	110,559	120,077	109,004	73,717	84,615

Income before income taxes	206,999	194,950	207,574	239,225	213,742
Income tax expense (2)	31,566	27,050	31,399	35,616	32,023
Net income	$175,433	$167,900	$176,175	$203,609	$181,719

Earnings per share:
Basic	$1.71	$1.60	$1.67	$1.93	$1.72
Diluted	1.69	1.58	1.65	1.91	1.70

Weighted average shares outstanding:
Basic	102,881	104,963	105,266	105,657	105,697
Diluted	103,946	106,104	106,554	106,778	106,770

Book value per share	$55.22	$53.36	$53.11	$50.58	$48.96
Return on average equity (annualized)	12.5%	11.9%	12.8%	15.4%	14.1%

Borrowings
Borrowings outstanding	$500,000	$500,000	$500,000	$425,000	$425,000
Undrawn committed capacity	$500,000	$500,000	$500,000	$400,000	$400,000
Weighted average interest rate (end of period)	6.25%	6.25%	6.25%	7.07%	7.06%
Debt-to-capital	8.12%	8.19%	8.14%	7.32%	7.52%

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 were ($150), $204, ($1,173), $732, and ($1,902) respectively.

(2) Income tax expense for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024 includes $1,561, $1,591, $475, $556, and ($1,041), respectively, of discrete tax expense (benefit) associated with realized and unrealized gains and losses. Income tax expense for the quarters ended March 31, 2025 and March 31, 2024 also includes ($742) and ($616), respectively, of excess tax benefits associated with the vesting of common shares and common share units.

	Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Historical Quarterly Data

	2025	2024
Other Data:	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
New insurance written	$9,945,336	$12,220,968	$12,513,695	$12,503,125	$8,323,544
New risk written	$2,698,639	$3,297,296	$3,437,465	$3,449,623	$2,289,508

Average insurance in force	$244,005,459	$243,236,830	$242,065,632	$239,538,571	$238,595,268
Insurance in force (end of period)	$244,692,492	$243,645,423	$242,976,043	$240,669,165	$238,477,402
Gross risk in force (end of period) (1)	$67,026,626	$66,613,517	$66,237,992	$65,269,064	$64,247,810
Risk in force (end of period)	$56,565,811	$56,477,150	$55,915,640	$55,521,538	$54,686,533
Policies in force	811,342	813,013	815,507	814,237	815,752
Weighted average coverage (2)	27.4%	27.3%	27.3%	27.1%	26.9%
Annual persistency	85.7%	85.7%	86.6%	86.7%	86.9%

Loans in default (count)	17,759	18,439	15,906	13,954	13,992
Percentage of loans in default	2.19%	2.27%	1.95%	1.71%	1.72%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (3)	0.41%	0.41%	0.41%	0.41%	0.41%
Single premium cancellations (4)	—%	—%	—%	—%	—%
Gross average premium rate	0.41%	0.41%	0.41%	0.41%	0.41%
Ceded premiums	(0.05%)	(0.06%)	(0.06%)	(0.05%)	(0.05%)
Net average premium rate	0.36%	0.35%	0.35%	0.36%	0.36%

(1) Gross risk in force includes risk ceded under third-party reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

					Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information - U.S. Mortgage Insurance Portfolio
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended
	March 31, 2025		December 31, 2024		March 31, 2024
($ in thousands)
>=760	$4,742,099	47.7%	$5,754,605	47.1%	$3,596,600	43.2%
740-759	1,726,055	17.4	2,131,356	17.4	1,410,446	16.9
720-739	1,299,999	13.0	1,640,275	13.4	1,244,648	15.0
700-719	1,164,983	11.7	1,390,278	11.4	1,140,430	13.7
680-699	574,657	5.8	743,789	6.1	563,419	6.8
<=679	437,543	4.4	560,665	4.6	368,001	4.4
Total	$9,945,336	100.0%	$12,220,968	100.0%	$8,323,544	100.0%

Weighted average credit score	751		751		747

NIW by LTV
	Three Months Ended
	March 31, 2025		December 31, 2024		March 31, 2024
($ in thousands)
85.00% and below	$738,619	7.4%	$977,154	8.0%	$559,899	6.7%
85.01% to 90.00%	2,278,290	22.9	2,821,683	23.1	1,732,131	20.8
90.01% to 95.00%	5,276,018	53.1	6,348,777	51.9	4,517,655	54.3
95.01% and above	1,652,409	16.6	2,073,354	17.0	1,513,859	18.2
Total	$9,945,336	100.0%	$12,220,968	100.0%	$8,323,544	100.0%

Weighted average LTV	93%		93%		93%

NIW by Product
	Three Months Ended
	March 31, 2025		December 31, 2024		March 31, 2024
Single premium policies		1.4%		1.2%		2.0%
Monthly premium policies		98.6		98.8		98.0
		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended
	March 31, 2025		December 31, 2024		March 31, 2024
Purchase		94.3%		88.3%		97.4%
Refinance		5.7		11.7		2.6
		100.0%		100.0%		100.0%

						Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio

Portfolio by Credit Score
IIF by FICO score	March 31, 2025		December 31, 2024		March 31, 2024
($ in thousands)
>=760	$100,017,207	40.9%	$99,221,741	40.7%	$96,712,431	40.6%
740-759	42,848,390	17.5	42,574,390	17.5	41,477,680	17.4
720-739	37,970,066	15.5	37,953,625	15.6	37,342,339	15.7
700-719	32,765,594	13.4	32,657,660	13.4	32,023,895	13.4
680-699	19,667,828	8.0	19,772,912	8.1	19,664,999	8.2
<=679	11,423,407	4.7	11,465,095	4.7	11,256,058	4.7
Total	$244,692,492	100.0%	$243,645,423	100.0%	$238,477,402	100.0%

Weighted average credit score	746		746		746

Gross RIF by FICO score	March 31, 2025		December 31, 2024		March 31, 2024
($ in thousands)
>=760	$27,126,072	40.5%	$26,860,197	40.3%	$25,806,552	40.2%
740-759	11,894,259	17.7	11,799,832	17.7	11,326,253	17.6
720-739	10,535,428	15.7	10,512,364	15.8	10,206,055	15.9
700-719	9,113,238	13.6	9,067,640	13.6	8,757,648	13.6
680-699	5,425,408	8.1	5,440,776	8.2	5,321,802	8.3
<=679	2,932,221	4.4	2,932,708	4.4	2,829,500	4.4
Total	$67,026,626	100.0%	$66,613,517	100.0%	$64,247,810	100.0%

Portfolio by LTV
IIF by LTV	March 31, 2025		December 31, 2024		March 31, 2024
($ in thousands)
85.00% and below	$14,375,166	5.9%	$14,738,289	6.0%	$18,397,395	7.7%
85.01% to 90.00%	59,985,533	24.5	60,636,883	24.9	62,218,749	26.1
90.01% to 95.00%	128,443,227	52.5	127,152,954	52.2	120,666,455	50.6
95.01% and above	41,888,566	17.1	41,117,297	16.9	37,194,803	15.6
Total	$244,692,492	100.0%	$243,645,423	100.0%	$238,477,402	100.0%

Weighted average LTV	93%		93%		93%

Gross RIF by LTV	March 31, 2025		December 31, 2024		March 31, 2024
($ in thousands)
85.00% and below	$1,701,075	2.5%	$1,745,933	2.6%	$2,188,074	3.4%
85.01% to 90.00%	14,799,254	22.1	14,961,779	22.5	15,329,091	23.9
90.01% to 95.00%	37,888,529	56.5	37,510,076	56.3	35,556,840	55.3
95.01% and above	12,637,768	18.9	12,395,729	18.6	11,173,805	17.4
Total	$67,026,626	100.0%	$66,613,517	100.0%	$64,247,810	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	March 31, 2025		December 31, 2024		March 31, 2024
($ in thousands)
FRM 30 years and higher	$239,398,817	97.8%	$238,335,608	97.8%	$232,753,590	97.6%
FRM 20-25 years	1,042,318	0.4	1,133,494	0.5	1,473,431	0.6
FRM 15 years	1,285,597	0.5	1,231,952	0.5	1,359,795	0.6
ARM 5 years and higher	2,965,760	1.3	2,944,369	1.2	2,890,586	1.2
Total	$244,692,492	100.0%	$243,645,423	100.0%	$238,477,402	100.0%

					Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2025	2024
($ in thousands)	March 31	December 31	September 30	June 30	March 31
GSE and other risk share (1):
Risk in Force	$2,220,477	$2,240,284	$2,254,726	$2,304,885	$2,307,267
Reserve for losses and LAE	$52	$51	$37	$33	$32

Weighted average credit score	751	751	750	750	750
Weighted average LTV	82%	82%	82%	82%	82%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Vintage Data
March 31, 2025

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2015	$86,862,507	$1,670,154	1.9%	9,235	4.28%	69.3%	51.7%	2.5%	12.1%	46.7%	2.3%	429	4.65%
2016	34,949,319	1,597,109	4.6	9,507	4.01	82.2	69.5	17.4	18.5	39.5	2.0	411	4.32
2017	43,858,322	3,323,656	7.6	20,736	4.31	90.6	82.8	25.1	21.1	36.5	3.0	901	4.35
2018	47,508,525	4,375,849	9.2	25,555	4.81	95.1	76.4	28.1	22.2	31.8	3.9	1,186	4.64
2019	63,569,183	9,731,446	15.3	48,468	4.24	89.6	73.1	26.2	19.1	34.7	3.8	1,672	3.45
2020	107,944,065	33,665,162	31.2	136,025	3.21	74.0	65.2	15.3	10.7	45.3	2.9	2,450	1.80
2021	84,218,250	47,911,728	56.9	162,828	3.10	90.5	68.4	17.4	13.8	40.2	6.5	3,654	2.24
2022	63,061,262	50,057,019	79.4	145,895	5.09	98.2	66.7	11.7	12.5	39.6	19.4	3,763	2.58
2023	47,666,852	40,073,857	84.1	114,381	6.62	98.8	73.1	18.9	11.1	38.4	19.4	2,397	2.10
2024	45,561,332	42,418,290	93.1	113,302	6.71	94.9	72.8	19.8	12.1	42.9	14.8	889	0.78
2025 (through March 31)	9,945,336	9,868,222	99.2	25,410	6.78	94.4	69.7	16.7	10.2	47.6	2.1	7	0.03
Total	$635,144,953	$244,692,492	38.5	811,342	4.98	91.9	69.6	17.1	12.7	40.9	5.2	17,759	2.19

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

										Exhibit I
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
March 31, 2025
($ in thousands)
Insurance Linked Notes (1)

Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Earned Premiums Ceded Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	$22,498,132	$6,194,669	$557,911	$165,266	$—	$278,956	$277,360	$1,390	$123,425
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	28,457,873	7,936,192	439,407	248,077	—	279,415	274,846	3,029	215,769
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	26,997,277	7,409,659	237,868	160,941	—	303,761	298,719	3,270	148,066
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	27,368,762	7,507,563	281,462	250,291	—	281,463	279,930	3,090	237,276
Radnor Re 2024-1	Jul. 2023 - Jul. 2024	28,317,296	7,832,167	363,366	316,494	—	256,495	256,495	2,934	234,205
Total		$133,639,340	$36,880,250	$1,880,014	$1,141,069	$—	$1,400,090	$1,387,350	$13,713	$958,741

Excess of Loss Reinsurance (2)

Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Earned Premiums Ceded Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
XOL 2019-1	Jan. 2018 - Dec. 2018	$4,334,575	$1,143,163	$118,650	$76,144	$—	$253,643	$243,099	$614	$—
XOL 2020-1	Jan. 2019 - Aug. 2019	5,525,478	1,461,723	55,102	29,152	—	215,605	211,464	246	—
XOL 2022-1	Oct. 2021 - Dec. 2022	61,141,314	16,718,151	141,992	141,992	—	507,114	494,068	1,576	137,692
XOL 2023-1	Jan. 2023 - Dec. 2023	35,938,114	9,967,019	36,627	36,627	—	366,270	365,476	429	35,218
XOL 2024-1	Jan. 2024 - Dec. 2024	39,383,053	10,817,438	46,537	58,005	—	331,456	331,456	644	56,073
Total		$146,322,534	$40,107,494	$398,908	$341,920	$—	$1,674,088	$1,645,563	$3,509	$228,983

Quota Share Reinsurance (2)
						Losses Ceded	Ceding Commission	Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Year-to-Date	Year-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(4)	$37,752,288	$10,358,129	$7,773,432	$2,104,516	$(240)	$2,250	$3,006	$130,610
Jan. 2022 - Dec. 2022	20%	50,008,402	13,650,092	10,001,681	2,730,018	2,219	1,768	5,579	206,510
Jan. 2023 - Dec. 2023	17.5%	35,831,132	9,940,697	6,270,448	1,739,622	1,218	1,265	3,875	139,923
Jan. 2024 - Dec. 2024	15%	42,171,586	11,564,578	6,325,738	1,734,687	1,298	1,287	4,065	127,279
Jan. 2025 - Dec. 2025	25%	9,858,525	2,675,932	2,464,631	668,983	23	191	376	43,950
Total		$175,621,933	$48,189,428	$32,835,930	$8,977,826	$4,518	$6,761	$16,901	$648,272

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies.

			Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Geographic Data

IIF by State
	March 31, 2025	December 31, 2024	March 31, 2024
CA	12.4%	12.5%	12.9%
FL	11.9	11.9	11.3
TX	11.2	11.1	10.6
CO	4.0	4.1	4.1
AZ	3.9	3.8	3.8
GA	3.8	3.7	3.5
WA	3.4	3.4	3.5
NC	3.1	3.0	2.9
NY	2.6	2.6	2.5
OH	2.6	2.6	2.6
All Others	41.1	41.3	42.3
Total	100.0%	100.0%	100.0%

Gross RIF by State
	March 31, 2025	December 31, 2024	March 31, 2024
CA	12.4%	12.4%	12.8%
FL	12.1	12.1	11.6
TX	11.5	11.4	10.9
CO	4.0	4.0	4.1
AZ	3.9	3.9	3.8
GA	3.8	3.8	3.6
WA	3.4	3.4	3.4
NC	3.1	3.0	2.9
MI	2.6	2.5	2.5
OH	2.5	2.5	2.6
All Others	40.7	41.0	41.8
Total	100.0%	100.0%	100.0%

					Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2025	2024
	March 31	December 31	September 30	June 30	March 31
Beginning default inventory	18,439	15,906	13,954	13,992	14,819
Plus: new defaults (A)	9,664	11,136	9,984	8,119	8,260
Less: cures	(10,173)	(8,408)	(7,819)	(7,956)	(8,951)
Less: claims paid	(153)	(183)	(182)	(183)	(123)
Less: rescissions and denials, net	(18)	(12)	(31)	(18)	(13)
Ending default inventory	17,759	18,439	15,906	13,954	13,992

(A) New defaults remaining as of March 31, 2025	6,446	4,274	2,546	1,504	837
Cure rate (1)	33%	62%	74%	81%	90%

Total amount paid for claims (in thousands)	$6,330	$7,740	$5,749	$5,566	$3,605
Average amount paid per claim (in thousands)	$41	$42	$32	$30	$29
Severity	70%	68%	58%	60%	65%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2025	2024
($ in thousands)	March 31	December 31	September 30	June 30	March 31
Reserve for losses and LAE at beginning of period	$310,156	$274,926	$246,107	$253,565	$245,402
Less: Reinsurance recoverables	36,655	30,867	26,022	26,570	24,005
Net reserve for losses and LAE at beginning of period	273,501	244,059	220,085	226,995	221,397
Add provision for losses and LAE occurring in:
Current period	48,928	50,212	51,649	30,653	39,396
Prior years	(18,208)	(12,976)	(21,836)	(31,880)	(30,062)
Incurred losses and LAE during the period	30,720	37,236	29,813	(1,227)	9,334
Deduct payments for losses and LAE occurring in:
Current period	51	1,569	637	478	1
Prior years	6,393	6,225	5,202	5,205	3,735
Loss and LAE payments during the period	6,444	7,794	5,839	5,683	3,736
Net reserve for losses and LAE at end of period	297,777	273,501	244,059	220,085	226,995
Plus: Reinsurance recoverables	40,351	36,655	30,867	26,022	26,570
Reserve for losses and LAE at end of period	$338,128	$310,156	$274,926	$246,107	$253,565

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	March 31, 2025
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	5,430	31%	$29,226	9%	$426,195	7%
Three payments	2,445	14	23,046	7	194,642	12
Four to eleven payments	7,472	42	139,810	45	620,538	23
Twelve or more payments	2,198	12	105,783	34	172,129	61
Pending claims	214	1	14,195	5	15,789	90
Total case reserves	17,759	100%	312,060	100%	$1,429,293	22%
IBNR			23,404
LAE			2,664
Total reserves for losses and LAE			$338,128

Average reserve per default:
Case			$17.6
Total			$19.0

Default Rate	2.19%
3+ Month Default Rate	1.52%

	December 31, 2024
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,691	36%	$32,672	11%	$522,644	6%
Three payments	3,154	17	26,278	9	250,696	10
Four to eleven payments	6,408	35	122,551	43	515,600	24
Twelve or more payments	2,022	11	93,269	33	153,376	61
Pending claims	164	1	11,174	4	12,478	90
Total case reserves	18,439	100%	285,944	100%	$1,454,794	20%
IBNR			21,446
LAE			2,766
Total reserves for losses and LAE			$310,156

Average reserve per default:
Case			$15.5
Total			$16.8

Default Rate	2.27%
3+ Month Default Rate	1.44%

	March 31, 2024
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	4,527	33%	$23,944	10%	$333,652	7%
Three payments	2,000	14	18,410	8	148,499	12
Four to eleven payments	5,440	39	104,123	45	426,513	24
Twelve or more payments	1,883	13	80,025	34	130,816	61
Pending claims	142	1	7,382	3	8,351	88
Total case reserves	13,992	100%	233,884	100%	$1,047,831	22%
IBNR			17,541
LAE			2,140
Total reserves for losses and LAE			$253,565

Average reserve per default:
Case			$16.7
Total			$18.1

Default Rate	1.72%
3+ Month Default Rate	1.16%

				Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	March 31, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$545,262	9.3%	$547,290	9.3%
U.S. agency mortgage-backed securities	1,165,643	19.8	1,125,436	19.2
Municipal debt securities	592,561	10.0	583,501	9.9
Non-U.S. government securities	61,870	1.1	69,798	1.2
Corporate debt securities	1,867,491	31.7	1,783,046	30.3
Residential and commercial mortgage securities	470,481	8.0	478,086	8.1
Asset-backed securities	746,519	12.7	631,959	10.8
Money market funds	432,532	7.4	657,605	11.2
Total investments available for sale	$5,882,359	100.0%	$5,876,721	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	March 31, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,621,894	48.1%	$2,513,014	48.1%
Aa1	103,985	1.9	101,809	2.0
Aa2	297,219	5.5	301,080	5.8
Aa3	273,111	4.9	271,069	5.2
A1	539,597	9.9	511,076	9.8
A2	468,994	8.6	411,999	7.9
A3	481,219	8.8	463,616	8.8
Baa1	226,338	4.2	218,454	4.2
Baa2	209,913	3.9	198,193	3.8
Baa3	151,344	2.8	151,729	2.9
Below Baa3	76,213	1.4	77,077	1.5
Total (2)	$5,449,827	100.0%	$5,219,116	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $432,532 and $657,605 of money market funds at March 31, 2025 and December 31, 2024, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	March 31, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,394,536	23.7%	$1,587,022	26.9%
1 to < 2 Years	589,709	10.0	544,630	9.3
2 to < 3 Years	460,635	7.8	473,301	8.1
3 to < 4 Years	564,623	9.6	445,614	7.6
4 to < 5 Years	533,274	9.1	546,414	9.3
5 or more Years	2,339,582	39.8	2,279,740	38.8
Total investments available for sale	$5,882,359	100.0%	$5,876,721	100.0%

Pre-tax investment income yield:
Three months ended March 31, 2025	3.77%

Holding company net cash and investments available for sale:
($ in thousands)
As of March 31, 2025	$1,016,368
As of December 31, 2024	$1,052,900

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2025	2024
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
U.S. Mortgage Insurance Subsidiaries (7):
Combined statutory capital (1)	$3,642,374	$3,594,381	$3,584,580	$3,530,462	$3,453,553

Combined net risk in force (2)	$34,968,089	$35,159,976	$34,893,957	$34,812,227	$34,463,082

Risk-to-capital ratios (3):
Essent Guaranty, Inc.	9.6:1	9.8:1	10.0:1	10.2:1	10.3:1
Essent Guaranty of PA, Inc.	N/A	N/A	0.3:1	0.3:1	0.4:1
Combined (4)	N/A	N/A	9.7:1	9.9:1	10.0:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,628,675	$3,612,993	$3,598,725	$3,513,609	$3,464,119
Minimum Required Assets	2,107,620	2,029,738	1,903,473	2,052,135	1,999,928
PMIERs excess Available Assets	$1,521,055	$1,583,255	$1,695,252	$1,461,474	$1,464,191
PMIERs sufficiency ratio (6)	172%	178%	189%	171%	173%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,780,924	$1,773,044	$1,826,901	$1,793,777	$1,793,005

Net risk in force (2)	$23,482,726	$23,250,018	$23,003,846	$22,770,165	$22,271,316

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc. when applicable, after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) When applicable, the combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.
(7) Essent Guaranty of PA, Inc. provided reinsurance to Essent Guaranty, Inc. on certain policies originated prior to April 1, 2019. Effective December 31, 2024, Essent Guaranty of PA commuted its outstanding risk in force back to Essent Guaranty and surrendered its insurance license. Combined statutory capital and combined net risk in force as of and subsequent to December 31, 2024 are for Essent Guaranty only.

					Exhibit O
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

The following tables set forth quarterly financial information for our reportable business segment, Mortgage Insurance, our Corporate & Other category and our consolidated results for the five quarters ending March 31, 2025 (unaudited). Our Corporate & Other category is used to reconcile our reportable business segment to consolidated results and includes business activities associated with our title insurance operations, income and losses from holding company treasury operations, and general corporate operating expenses not attributable to our operating segments.

	Mortgage Insurance
	2025	2024
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
Revenues:
Net premiums earned	$233,630	$227,863	$231,249	$235,258	$230,306
Net investment income	47,630	46,191	46,241	46,708	44,201
Realized investment gains (losses), net	(101)	(120)	73	(1,156)	(1,140)
Income (loss) from other invested assets	3,209	2,925	3,132	1,633	(519)
Other income	4,501	3,884	3,706	4,662	1,900
Total revenues	288,869	280,743	284,401	287,105	274,748

Losses and expenses:
Provision (benefit) for losses and LAE	30,722	37,254	29,816	(1,225)	9,337

Compensation and benefits	19,890	18,037	17,656	17,756	18,707
Premium and other taxes	5,574	5,968	5,863	5,568	5,608
Ceding commission	(6,508)	(6,547)	(6,433)	(5,715)	(5,553)
Other underwriting and operating expenses	11,637	11,779	10,798	10,787	11,465
Net operating expenses before allocations	30,593	29,237	27,884	28,396	30,227
Corporate expense allocations	13,014	10,657	10,672	10,840	11,618
Operating expenses after allocations	43,607	39,894	38,556	39,236	41,845
Income before income tax expense	$214,540	$203,595	$216,029	$249,094	$223,566

Loss Ratio (1)	13.1%	16.3%	12.9%	(0.5)%	4.1%
Expense Ratio (2)	18.7%	17.5%	16.7%	16.7%	18.2%
Combined Ratio	31.8%	33.8%	29.6%	16.2%	22.3%

(1) Loss ratio is calculated by dividing the provision (benefit) for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.

				Exhibit O, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

	Corporate & Other
	2025	2024
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
Revenues:
Net premiums earned	$12,218	$16,602	$17,687	$16,633	$15,284
Net investment income	10,580	10,368	11,099	9,378	7,884
Realized investment gains (losses), net	(80)	6	(5)	(8)	—
Income (loss) from other invested assets	4,199	3,964	(312)	(2,052)	(1,396)
Other income	1,772	3,344	3,708	1,886	1,837
Total revenues	28,689	34,284	32,177	25,837	23,609

Losses and expenses:
Provision for losses and LAE	565	3,721	850	891	576

Compensation and benefits	19,802	16,490	16,136	15,608	16,002
Premium and other taxes	1,329	569	432	370	126
Other underwriting and operating expenses	19,400	24,655	22,429	21,828	20,485
Net operating expenses before allocations	40,531	41,714	38,997	37,806	36,613
Corporate expense allocations	(13,014)	(10,657)	(10,672)	(10,840)	(11,618)
Operating expenses after allocations	27,517	31,057	28,325	26,966	24,995
Interest expense	8,148	8,151	11,457	7,849	7,862
Loss before income tax expense	$(7,541)	$(8,645)	$(8,455)	$(9,869)	$(9,824)

	Consolidated
	2025	2024
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
Revenues:
Net premiums earned	$245,848	$244,465	$248,936	$251,891	$245,590
Net investment income	58,210	56,559	57,340	56,086	52,085
Realized investment gains (losses), net	(181)	(114)	68	(1,164)	(1,140)
Income (loss) from other invested assets	7,408	6,889	2,820	(419)	(1,915)
Other income	6,273	7,228	7,414	6,548	3,737
Total revenues	317,558	315,027	316,578	312,942	298,357

Losses and expenses:
Provision (benefit) for losses and LAE	31,287	40,975	30,666	(334)	9,913

Compensation and benefits	39,692	34,527	33,792	33,364	34,709
Premium and other taxes	6,903	6,537	6,295	5,938	5,734
Ceding commission	(6,508)	(6,547)	(6,433)	(5,715)	(5,553)
Other underwriting and operating expenses	31,037	36,434	33,227	32,615	31,950
Total other underwriting and operating expenses	71,124	70,951	66,881	66,202	66,840
Interest expense	8,148	8,151	11,457	7,849	7,862
Income before income tax expense	$206,999	$194,950	$207,574	$239,225	$213,742